Summary Prospectus July 26, 2013 American Century Investments® Select Fund
Investor Class: TWCIX Institutional Class: TWSIX	A Class: TWCAX C Class: ACSLX	R Class: ASERX R6 Class: ASDEX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at the web addresses listed below. You can also get this information at no cost by calling or sending an email request. The fund’s prospectus and other information are also available from financial intermediaries (such as banks and broker-dealers) through which shares of the fund may be purchased or sold.

Retail Investors americancentury.com/funds/fund_reports.jsp 1-800-345-2021 or 816-531-5575 prospectus@americancentury.com	Financial Professionals americancentury.com/ipro/funds/fund_reports_mf.jsp 1-800-345-6488 advisor_prospectus@americancentury.com

This summary prospectus incorporates by reference the fund’s prospectus and statement of additional information (SAI), each dated July 26, 2013 (as supplemented at the time you receive this summary prospectus), as well as the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders, dated October 31, 2012, and the financial statements (unaudited) included in the fund’s semiannual report to shareholders, dated April 30, 2013. The fund's SAI, annual report and semiannual report may be obtained, free of charge, in the same manner as the prospectus.

Investment Objective

The fund seeks long-term capital growth.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in American Century Investments funds. More information about these and other discounts, as well as variations in charges that may apply to purchases of $1 million or more, is available from your financial professional and in Calculation of Sales Charges on page 13 of the fund’s prospectus and Sales Charges in Appendix B of the statement of additional information.

Shareholder Fees (fees paid directly from your investment)
	Investor	Institutional	A	C	R	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original offering price or redemption proceeds when redeemed within one year of purchase)	None	None	None	1.00%	None	None
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Institutional	A	C	R	R6
Management Fee	1.00%	0.80%	1.00%	1.00%	1.00%	0.65%
Distribution and Service (12b-1) Fees	None	None	0.25%	1.00%	0.50%	None
Other Expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.00%	0.80%	1.25%	2.00%	1.50%	0.65%

Example

The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$102	$319	$553	$1,225
Institutional Class	$82	$256	$445	$990
A Class	$695	$949	$1,223	$1,999
C Class	$203	$628	$1,079	$2,324
R Class	$153	$475	$819	$1,789
R6 Class	$67	$208	$363	$811

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 17% of the average value of its portfolio.

Principal Investment Strategies

The portfolio managers look for stocks of companies they believe will increase in value over time. The portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

The portfolio managers use a variety of analytical research tools and techniques to identify the stocks of larger-sized companies that meet their investment criteria. Under normal market conditions, the fund’s portfolio will primarily consist of securities of companies whose earnings or revenues are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. Among other variables, the portfolio managers will consider a company’s valuation and profitability. Other analytical techniques include evaluating stock price momentum, as well as identifying additional signs of business improvement, such as increasing cash flows, or other indications of the relative strength of a company’s business. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

Although the portfolio managers intend to invest the fund’s assets primarily in U.S. securities, the fund may invest in securities of foreign companies.

Principal Risks

•	Growth Stocks – Investments in growth stocks may involve special risks and their prices may fluctuate more dramatically than the overall stock market.

•

Style Risk – If at any time the market is not favoring the fund’s growth investment style, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.

•

Foreign Securities – The fund may invest in foreign securities, which can be riskier than investing in U.S. securities. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.

•	Market Risk – The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.

•	Price Volatility – The value of the fund’s shares may fluctuate significantly in the short term.

•	Principal Loss – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Investor Class shares. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. Because the R6 Class is new, it is not included. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, please visit americancentury.com.

Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.

Calendar Year Total Returns

Highest Performance Quarter
(1Q 2012): 17.25%

Lowest Performance Quarter
(4Q 2008): -21.82%

As of June 30, 2013, the most recent calendar quarter end,

the fund’s Investor Class year-to-date return was 7.42%.

Average Annual Total Returns
For the calendar year ended December 31, 2012	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class Return Before Taxes	14.74%	1.63%	5.75%	—	06/30/1971
Return After Taxes on Distributions	14.63%	1.55%	5.50%	—	06/30/1971
Return After Taxes on Distributions and Sale of Fund Shares	9.75%	1.38%	4.98%	—	06/30/1971
Institutional Class Return Before Taxes	14.97%	1.84%	5.96%	—	03/13/1997
A Class[1] Return Before Taxes	7.89%	0.19%	4.87%	—	08/08/1997
C Class Return Before Taxes	13.62%	0.62%	—	5.04%	01/31/2003
R Class Return Before Taxes	14.20%	1.13%	—	3.06%	07/29/2005
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	15.26%	3.12%	7.52%	—	—

[1]	Prior to September 4, 2007, this class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been restated to reflect this charge.

The after-tax returns are shown only for Investor Class shares. After-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Portfolio Management

Investment Advisor

American Century Investment Management, Inc.

Portfolio Managers

Keith Lee, CFA, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2001.

Michael Li, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2003.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the fund on any business day through our website at americancentury.com, in person (at one of our Investor Centers), by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans), or through a financial intermediary. Shares may be purchased and redemption proceeds received by electronic bank transfer, by check or by wire.

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500 ($2,000 for Coverdell Education Savings Accounts). Investors opening accounts through financial intermediaries may open an account with $250 for all classes except the Institutional and R6 Classes, but the financial intermediaries may require their clients to meet different investment minimums. The minimum may be waived for broker-dealer sponsored wrap program accounts, fee based accounts, and accounts through bank/trust and wealth management advisory organizations.

The minimum initial investment amount for Institutional Class is generally $5 million ($3 million for endowments and foundations), but the minimum may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in the American Century family of funds of $10 million or more.

There is no minimum initial investment amount for R6 Class shares.

For all share classes, there is no minimum initial investment amount for certain employer-sponsored retirement plans, however, financial intermediaries or plan recordkeepers may require plans to meet different minimums. For purposes of fund minimums, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services for investments in all classes except the R6 Class. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

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